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                                                                   EXHIBIT 10.2















                             CCA PRISON REALTY TRUST

                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

























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                             CCA PRISON REALTY TRUST
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN


                                      INDEX


                                                                                                               PAGE

ARTICLE I           NAME OF PLAN................................................................................. 1
ARTICLE II          DEFINITIONS...................................................................................1
     2.1            Accrued Benefits..............................................................................1
     2.2            Active Participant........................................................................... 1
     2.3            Affiliated Employer...........................................................................1
     2.4            Average Contribution Percentage of the Prohibited Group.......................................1
     2.5            Average Contribution Percentage of the Protected Group........................................2
     2.6            Average Deferral Ratio of the Prohibited Group................................................2
     2.7            Average Deferral Ratio of the Protected Group.................................................2
     2.8            Beneficiary.................................................................................. 2
     2.9            Code..........................................................................................2
     2.10           Company Stock................................................................................ 2
     2.11           Company Stock Account.........................................................................2
     2.12           Compensation................................................................................. 2
     2.13           Contribution Percentage.......................................................................3
     2.14           Deferral Ratio................................................................................3
     2.15           Directed Investment Account.................................................................. 3
     2.16           Effective Date............................................................................... 3
     2.17           Employee..................................................................................... 3
     2.18           Employee Rollover Account.................................................................... 3
     2.19           Employer......................................................................................3
     2.20           Employer Basic Contributions Account......................................................... 3
     2.21           ESOP......................................................................................... 3
     2.22           Exempt Loan.................................................................................. 4
     2.23           Fiduciary.................................................................................... 4
     2.24           Five Percent Owner........................................................................... 4
     2.25           Forfeiture................................................................................... 4
     2.26           Former Participant........................................................................... 5
     2.27           415 Compensation............................................................................. 5
     2.28           Highly Compensated Employee.................................................................. 5
     2.29           Hour of Service.............................................................................. 5
     2.30           Key Employee................................................................................. 6
     2.31           Limitation Year...............................................................................7
     2.32           Matching Employer Contributions...............................................................7
     2.33           Matching Employer Contributions Account...................................................... 7

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
     2.34           Non-Highly Compensated Employee.............................................................. 7
     2.35           Non-Key Employee............................................................................. 7
     2.36           Normal Retirement Date....................................................................... 7
     2.37           One Year Break-In-Service.................................................................... 7
     2.38           Other Investments Account.................................................................... 8
     2.39           Participant.................................................................................. 8
     2.40           Participation Account.........................................................................8
     2.41           Participation Agreement...................................................................... 8
     2.42           Permanent Disability......................................................................... 8
     2.43           Plan......................................................................................... 8
     2.44           Plan Administrator........................................................................... 8
     2.45           Plan Year.....................................................................................8
     2.46           Prohibited Group..............................................................................8
     2.47           Protected Group.............................................................................. 8
     2.48           Regulation................................................................................... 9
     2.49           Retirement....................................................................................9
     2.50           Salary Reduction Contributions ...............................................................9
     2.51           Salary Reduction Contributions Account....................................................... 9
     2.52           Termination Date............................................................................. 9
     2.53           Trust........................................................................................ 9
     2.54           Trustees..................................................................................... 9
     2.55           Trust Fund................................................................................... 9
     2.56           Unallocated Company Stock Suspense Account................................................... 9
     2.57           Valuation Date............................................................................... 9
     2.58           Vested...................................................................................... 10
     2.59           Year of Service............................................................................. 10

ARTICLE III         PARTICIPATION............................................................................... 10
     3.1            Conditions of Eligibility................................................................... 10
     3.2            Effective Date of Participation............................................................. 10
     3.3            Participants Prior to Amendment and Restatement............................................. 11
     3.4            Determination of Eligibility................................................................ 11
     3.5            Participation............................................................................... 11

ARTICLE IV          CONTRIBUTIONS............................................................................... 11
     4.1            Contributions............................................................................... 11
     4.2            Time of Payment of Contributions............................................................ 12
     4.3            Exclusive Benefit of Participants........................................................... 12
     4.4            Approval by IRS............................................................................. 12

ARTICLE V           ROLLOVERS................................................................................... 13
     5.1            Transfers From Other Plans.................................................................. 13
     5.2            Separate Account............................................................................ 13


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
     5.3            When Payable................................................................................ 13
     5.4            Self-Employed Restrictions.................................................................. 13
     5.5            Investment of Rollover...................................................................... 13
     5.6            Restriction on Transfer..................................................................... 14

ARTICLE VI          PARTICIPATION ACCOUNTS, ALLOCATIONS AND ADJUSTMENTS......................................... 14
     6.1            Separate Accounts........................................................................... 14
     6.2            Contributions and Forfeitures............................................................... 15
     6.3            Allocations and Adjustments to Other Investment Accounts.................................... 16
     6.4            Allocations And Adjustments to Company Stock Accounts....................................... 17
     6.5            Dividends on Company Stock.................................................................. 18
     6.6            Accounting Procedures....................................................................... 19
     6.7            Determination of Eligibility................................................................ 19
     6.8            Segregated Accounts......................................................................... 19
     6.9            Maximum Annual Additions.....................................................................19
     6.10           Nondiscrimination Test Compliance............................................................21
     6.11           Return of Excess Contributions.............................................................. 22
     6.12           Statement of Plan Interest.................................................................. 23

ARTICLE VII         PAYMENT OF BENEFITS......................................................................... 23
     7.1            When Benefits Become Distributable.......................................................... 23
     7.2            Vested Portion of Participation Account..................................................... 24
     7.3            Time For Distribution....................................................................... 25
     7.4            Accounts of Terminated Participants; Forfeiture Accounts; Restorations...................... 26
     7.5            Manner and Method of Distribution........................................................... 27
     7.6            Designation of Beneficiary.................................................................. 29
     7.7            Put Option.................................................................................. 30
     7.8            Nonterminable Protections and Rights........................................................ 31
     7.9            Limitations on Benefits and Distributions................................................... 31
     7.10           Participant Loans............................................................................31
     7.11           Advance Distribution for Hardship............................................................33

ARTICLE VIII        NATURE OF PARTICIPANT'S INTEREST............................................................ 34
     8.1            No Rights to Employment..................................................................... 34
     8.2            No Present Value or Control Over Benefits................................................... 35
     8.3            Alienation.................................................................................. 35

ARTICLE IX          PLAN ADMINISTRATION......................................................................... 36
     9.1            Plan Administrator.......................................................................... 36
     9.2            Agent for Service of Process................................................................ 36
     9.3            Reports and Statements...................................................................... 36
     9.4            Determination of Accrued Benefits........................................................... 36
     9.5            Claims Procedure............................................................................ 36

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
     9.6            Appeal Procedure............................................................................ 36

ARTICLE X           BONDING REQUIREMENTS........................................................................ 37

ARTICLE XI          AMENDMENT, TERMINATION AND MERGER........................................................... 37
     11.1           Amendment................................................................................... 37
     11.2           Termination................................................................................. 38
     11.3           Merger or Consolidation..................................................................... 38

ARTICLE XII         TRUST AGREEMENT AND INVESTMENT POLICY....................................................... 38
     12.1           Trust Agreement............................................................................. 38
     12.2           Investment Policy........................................................................... 39

ARTICLE XIII        GENERAL..................................................................................... 39
     13.1           Receipt and Release......................................................................... 39
     13.2           Source of Benefits.......................................................................... 39
     13.3           Information From Participants............................................................... 40
     13.4           Inspection of Plan Documents................................................................ 40
     13.5           Restraint on Discretionary Decisions........................................................ 40
     13.6           Titles...................................................................................... 40
     13.7           Rules of Construction....................................................................... 40
     13.8           State Law Governing Plan.................................................................... 40
     13.9           Intention to Comply With Code............................................................... 40
     13.10          Action by the Employer...................................................................... 41
     13.11          Named Fiduciaries and Allocation of Responsibility.......................................... 41
     13.12          Legal Action................................................................................ 41
     13.13          Securities and Exchange Commission Approval................................................. 41
     13.14          Indemnification............................................................................. 41

ARTICLE XIV         DIVERSIFICATION............................................................................. 42
     14.1           Diversification Election for Qualified Participants......................................... 42
     14.2           Methods of Meeting Diversification Requirements of Section 14.1..............................42
     14.3           Diversification Election for All Participants..............................................  43

ARTICLE XV          TOP HEAVY PROVISIONS........................................................................ 43
     15.1           Top Heavy Plan Requirements................................................................. 43
     15.2           Determination of Top Heavy Status........................................................... 44
     15.3           Special Minimum Allocations................................................................. 46

ARTICLE XVI         PARTICIPATING EMPLOYERS..................................................................... 47
     16.1           Adoption by Other Employers................................................................. 47
     16.2           Requirements of Participating Employers..................................................... 47
     16.3           Designation of Agent........................................................................ 48

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
     16.4           Employee Transfers.......................................................................... 48
     16.5           Participating Employer's Contribution....................................................... 48
     16.6           Amendment................................................................................... 49
     16.7           Discontinuance of Participation............................................................. 49
     16.8           Plan Administrator's Authority.............................................................. 49

ARTICLE XVII        VOTING OF COMPANY STOCK......................................................................49
     17.1           General......................................................................................49
     17.2           Definition of Registration-Type Securities...................................................49



























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                             CCA PRISON REALTY TRUST
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN


         WHEREAS, CCA Prison Realty Trust, a Maryland real estate investment trust ("Employer"), hereby establishes an employee savings and stock ownership plan for the exclusive benefit of its employees on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of these premises and for the purposes stated, the Employer adopts the following CCA Prison Realty Trust Employee Savings and Stock Ownership Plan to be effective as of July 15, 1997:


                                    ARTICLE I

                                  NAME OF PLAN

         This Plan shall be known as the CCA Prison Realty Trust Employee Savings and Stock Ownership Plan (hereinafter referred to as the "Plan").


                                   ARTICLE II

                                   DEFINITIONS

         For purposes of this Plan, the following definitions shall apply:

         2.1 Accrued Benefits. "Accrued Benefits" shall mean the Vested balance of the Participation Account maintained for each Participant adjusted for withdrawals, income, expenses, and realized and unrealized gains and losses attributable thereto.

         2.2 Active Participant. "Active Participant" shall mean a Participant who, in a given Plan Year, is entitled to receive allocations of contributions and forfeitures pursuant to Section 6.2.

         2.3 Affiliated Employer. "Affiliated Employer" shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes such Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer, and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

         2.4 Average Contribution Percentage of the Prohibited Group. "Average Contribution Percentage of the Prohibited Group" means the average of the Contribution Percentages of the Prohibited Group for a Plan Year as determined by adding together the Contribution Percentages of











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each Participant who is a member of the Prohibited Group for the Plan Year and dividing the sum by the number of Participants who are members of the Prohibited Group for that Plan Year.

         2.5 Average Contribution Percentage of the Protected Group. "Average Contribution Percentage of the Protected Group" means the average of the Contribution Percentages for the Protected Group for a Plan Year as determined by adding together the Contribution Percentages of each Participant who is a member of the Protected Group for the Plan Year and dividing that sum by the number of Participants who are members of the Protected Group for that Plan Year.

         2.6 Average Deferral Ratio of the Prohibited Group. "Average Deferral Ratio of the Prohibited Group" means the average of the Deferral Ratios of the Prohibited Group for a Plan Year as determined by adding together the Deferral Ratios of each Participant who is a member of the Prohibited Group for the Plan Year and dividing the sum by the number of Participants who are members of the Prohibited Group for that Plan Year.

         2.7 Average Deferral Ratio of the Protected Group. "Average Deferral Ratio of the Protected Group" means the average of the Deferral Ratios for the Protected Group for a Plan Year as determined by adding together the Deferral Ratios of each Participant who is a member of the Protected Group for the Plan Year and dividing that sum by the number of Participants who are members of the Protected Group for that Plan Year.

         2.8 Beneficiary. "Beneficiary" shall mean a person to whom a deceased Participant's Accrued Benefits are payable, determined in accordance with Section 7.6.

         2.9 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         2.10 Company Stock. "Company Stock" shall mean common shares issued by the Employer (or by a corporation which is a member of the same controlled group), which shares are voting common shares (or preferred shares convertible into voting shares) and are "employer securities" under Code Section 409(l).

         2.11 Company Stock Account. "Company Stock Account" shall mean the account which reflects a Participant's interest in Company Stock held under the ESOP.

         2.12 Compensation. "Compensation" shall mean a Participant's total salary and wages paid by the Employer for a Plan Year and shall include elective deferrals made to a cafeteria plan or a 401(k) plan, including the Plan, maintained by the Employer or elective deferrals made to a 403(b) annuity.

         Compensation in excess of one hundred fifty thousand dollars ($150,000) shall be disregarded. Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B).

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         2.13     Contribution Percentage. "Contribution Percentage" means the ratio calculated separately for each employee, the numerator of which shall be the Matching Employer Contributions paid under the Plan on his behalf for the Plan Year, and the denominator of which shall be the Employee's Compensation for the Plan Year.

         2.14 Deferral Ratio. "Deferral Ratio" means, with respect to any Participant, the ratio which is the result of dividing the sum of contributions made on his behalf under Section 4.1 in a Plan Year by his Compensation prior to his directing contributions in the form of salary reduction in that Plan Year.

         2.15 Directed Investment Account. "Directed Investment Account" shall mean the account which reflects a Participant's interest in investments held pursuant to a diversification election under Section 14.1 or 14.3.

         2.16 Effective Date. "Effective Date" of this Plan shall be July 15, 1997.

         2.17 Employee. "Employee" shall mean any common-law employee of the Employer, but excluding any person who is included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Employer under which retirement benefits were the subject of good faith bargaining between the parties, unless such agreement expressly provides for such coverage in this Plan.

         The term "Employee" shall also include any leased employees within the meaning of Code Section 414(n)(2) unless such leased employees are covered by a plan described in Code Section 414(n)(5) and such leased employees do not constitute more than 20% of the recipient's non-highly compensated work force.

         2.18 Employee Rollover Account. "Employee Rollover Account" shall mean the account which reflects a Participant's interest in qualified rollover contributions pursuant to Article V.

         2.19 Employer. "Employer" shall mean CCA Prison Realty Trust and any successor thereto which shall maintain this Plan. Unless the context of the Plan clearly indicates to the contrary, "Employer" shall also be deemed to include each Participating Employer (as defined in Section 16.1) as related to its adoption of the Plan.

         2.20 Employer Basic Contributions Account. "Employer Basic Contributions Account" means the account of a Participant which is credited with Employer contributions made pursuant to Section 4.1(a) hereof, together with adjustments allocable thereto under the terms of the Plan.

         2.21 ESOP. "ESOP" shall mean the portion of this Plan which constitutes an employee stock ownership plan under Code Section 4975(e)(7) and Regulation 54.4975-11.

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         2.22     Exempt Loan. "Exempt Loan" shall mean a loan made to the Plan by a disqualified person or any part of a loan to the Plan which is guaranteed by a disqualified person and which satisfies the requirements of Section 2550.408b-3 of the Department of Labor Regulations and Regulation 54.4975-7(b).

         2.23     Fiduciary.  "Fiduciary" shall mean any person who:

                  (a) exercises any discretionary authority or discretionary control respecting management of this Plan or exercises any authority or control with respect to management or disposition of the Trust's assets,

                  (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Trust or has any authority or responsibility to do so, or

                  (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustees, the Employer and its representative body, and the Plan Administrator.

         2.24 Five Percent Owner. "Five Percent Owner" of the Employer shall mean any person who owns (or is considered as owning within the meaning of Code
Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m), covering members of a controlled group of corporations, partnerships, proprietorships, etc., and members of an affiliated service group, respectively, shall be treated as separate employers.

         2.25 Forfeiture. "Forfeiture" shall mean that portion of a Participant's Participation Account that is not Vested, and occurs on the earlier of:

                  (a) the distribution of the entire Vested portion of a Participant's Participation Account, or

                  (b) the last day of the Plan Year in which the Participant incurs five (5) consecutive One Year Breaks-in-Service.

         For purposes of paragraph (a) above, in the case of a terminated Participant with a Vested Participation Account of zero, such terminated Participant shall be deemed to have received a distribution of the entire Vested portion of such Participant's Participation Account. In addition, the term "Forfeiture" shall include any amount deemed to be forfeited pursuant to any other provision of this Plan.

         2.26 Former Participant. "Former Participant" shall mean a person who has ceased to be a Participant for any reason. A Former Participant shall be treated as a Highly Compensated Employee if such Former Participant was a Highly Compensated Employee at the time of separation from service with the Employer or was a Highly Compensated Employee any time after attaining age 55.

         2.27 415 Compensation. "415 Compensation" shall mean compensation as defined in Section 6.9(e).

         2.28 Highly Compensated Employee. "Highly Compensated Employee" shall mean any Participant or Former Participant who:

                  (a) was at any time during the relevant Plan Year or the next preceding Plan Year a Five Percent Owner; or

                  (b) received during the preceding Plan Year 415 Compensation from the Employer in excess of eighty thousand dollars ($80,000) and, if the Employer elects for a Plan Year, was in the top paid group of Employees (as defined in Code Section 414(q)).

         The definition of "Highly Compensated Employee" shall be determined pursuant to Code Section 414(q), any Regulations issued thereunder, and any cost of living adjustments (as issued by the Secretary of the Treasury or delegate) applicable to the dollar figures specified above. For purposes of this Section, the determination of 415 Compensation shall be made in accordance with Code
Section 414(q).

         2.29 Hour of Service. "Hour of Service" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period, (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period, and (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages.

         Notwithstanding the above, (i) no more than five hundred one (501) Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

         For purposes of this Section, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

         An Hour of Service must be counted for the purpose of determining a Year of Service, a year of participation for purposes of Accrued Benefits, a One Year Break-in-Service, and employment commencement date (or reemployment commencement date). The provisions of Department of Labor Regulations Section 2530.200b-2(b) and (c) are incorporated herein by reference.

         2.30 Key Employee. "Key Employee" shall mean an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of such Employee's Beneficiaries) is considered a Key Employee if such Employee, at any time during the Plan Year or any of the preceding four (4) Plan Years, has been included in one of the following categories:

                  (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual 415 Compensation greater than fifty percent (50%) of the dollar limitation in effect under Code Section 415(b)(1)(A) for any such Plan Year;

                  (b) one of the ten (10) employees having annual 415 Compensation from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(b)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Employer;

                  (c)      a Five Percent Owner of the Employer as defined in
Section 2.18; or

                  (d) a One Percent Owner of the Employer having annual 415 Compensation from the Employer of more than one hundred fifty thousand dollars ($150,000). "One Percent Owner" shall mean any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate Employers. However, in determining whether an individual has 415 Compensation or more than one hundred fifty thousand dollars ($150,000), 415 Compensation from each Employer required to be aggregated under Code Sections 415(b), (c), and (m) shall be taken into account.

         For purposes of this Section, the determination of 415 Compensation shall be made in accordance with Code Section 414(q)(7).

         2.31 Limitation Year. "Limitation Year" shall mean the twelve (12) consecutive month period coinciding with the Plan Year hereinafter specified for purposes of applying the limit on Annual Additions to a Participant's Participation Account, as prescribed by Code Section 415(c).

         2.32 Matching Employer Contributions. "Matching Employer Contributions" means the contributions, if any, made pursuant to Section 4.1(c) of the Plan.

         2.33 Matching Employer Contributions Account. "Matching Employer Contributions Account" means the account of a Participant which is credited with Matching Employer Contributions, together with adjustments allocable thereto under the terms of the Plan.

         2.34 Non-Highly Compensated Employee. "Non-Highly Compensated Employee" shall mean any Participant who is not a Highly Compensated Employee.

         2.35 Non-Key Employee. "Non-Key Employee" shall mean any Employee or former Employee (and such Employee's Beneficiaries) who is not a Key Employee.

         2.36 Normal Retirement Date. "Normal Retirement Date" shall mean the date a Participant reaches the Normal Retirement Age (the later of (a) the date a Participant attains age sixty-five (65) years, or (b) the date of the fifth (5th) anniversary of the Participant's effective date of Plan participation). A Participant shall become fully Vested in such Participant's Participation Account upon attaining the Normal Retirement Age.

         2.37 One Year Break-In-Service. "One Year Break-in-Service" shall mean any Plan Year in which an Employee completes five hundred (500) or less Hours of Service with the Employer. For the sole purpose of determining whether or not an Employee has incurred a One Year Break-in-Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and One Year Breaks-in-Service shall be measured on the same computation period.

         "Authorized leave of absence" means an Employee's unpaid temporary absence from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason. A "maternity or paternity leave of absence" means an unpaid temporary absence from employment with the Employer occasioned by the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit thereof is necessary to prevent the Employee from incurring a One Year Break-in-Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for an "approved leave of absence" or a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or in any case in which the Plan Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per


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



day. The total Hours of Service required to be credited for an "approved leave of absence" or a "maternity or paternity leave of absence" shall not exceed five hundred one (501) hours.

         2.38 Other Investments Account. "Other Investments Account" shall mean the account which reflects a Participant's interest in certain assets of the Trust Fund other than Company Stock.

         2.39 Participant. "Participant" shall mean any Employee who has met the eligibility and participation requirements of Article III of the Plan, and has not for any reason become ineligible to participate further in the Plan.

         2.40 Participation Account. "Participation Account" shall mean the separate account maintained for each Participant pursuant to Section 6.1 for the purpose of recording the Participant's proportionate interest in the Trust Fund and shall include, without limitation, all sub-accounts maintained for each Participant thereunder.

         2.41 Participation Agreement. "Participation Agreement" has the meaning set forth in Section 4.1(b) hereof.

         2.42 Permanent Disability. "Permanent Disability" shall mean a physical or mental condition of a Participant resulting from bodily injury, disease or mental disorder which renders the Participant incapable of performing the Participant's usual or customary employment duties and which can be expected to result in death or last for a continuous period of twelve (12) months or more, as determined by a qualified practicing physician (not in the employ of the Employer) approved for such purpose by the Plan Administrator; except, that a Participant who is eligible to receive Social Security disability benefits shall be deemed to be so disabled without further proof.

         2.43 Plan. "Plan" shall mean the CCA Prison Realty Trust Employee Savings and Stock Ownership Plan, as amended from time to time.

         2.44 Plan Administrator. "Plan Administrator" shall mean Prison Realty Management, Inc., or any other person designated by the Employer to administer the Plan on behalf of the Employer.

         2.45 Plan Year. "Plan Year" shall mean the twelve (12) consecutive month fiscal period beginning January 1st and ending the following December 31st.

         2.46 Prohibited Group. "Prohibited Group" means those Participants who are considered Highly Compensated Employees.

         2.47 Protected Group. "Protected Group" means those Participants who are not members of the Prohibited Group.

         2.48 Regulation. "Regulation" shall mean the income tax regulations as promulgated by the Secretary of the Treasury or delegate, and as amended from time to time.

         2.49 Retirement. "Retirement" shall mean the termination of a Participant's employment with the Employer following the Normal Retirement Date as provided in Section 2.28.

         2.50 Salary Reduction Contributions. "Salary Reduction Contributions" means the contributions, if any, made pursuant to Section 4.1(b) of the Plan.

         2.51 Salary Reduction Contributions Account. "Salary Reduction Contributions Account" means the account of the Participant which is credited with Salary Reduction Contributions, together with adjustments allocable thereto under the terms of the Plan.

         2.52 Termination Date. "Termination Date" shall mean the date on which a Participant's employment with the Employer is terminated because of the first to occur of the following events:

                  (a)      the Participant's death;

                  (b)      the Participant's Permanent Disability;

                  (c)      the Participant's Retirement; or

                  (d) the Participant's resignation or discharge prior to any one of the foregoing events.

         2.53 Trust. "Trust" shall mean the CCA Prison Realty Trust Employee Savings and Stock Ownership Trust, maintained pursuant to an amended and restated Trust Agreement entered into by and between the Employer and the Trustees in conjunction with the amendment and restatement of this Plan.

         2.54 Trustees. "Trustees" shall mean the person or persons designated under the Trust to serve as fiduciaries thereunder.

         2.55 Trust Fund. "Trust Fund" shall mean and include all of the property received, held and administered by the Trustees under the terms of the Trust.

         2.56 Unallocated Company Stock Suspense Account. "Unallocated Company Stock Suspense Account" shall mean an account containing Company Stock acquired with the proceeds of a loan and maintained pursuant to Section 6.4(b).

         2.57 Valuation Date. "Valuation Date" shall mean December 31st of each Plan Year. The Plan Administrator may establish more frequent Valuation Dates, if the Plan Administrator deems it appropriate.

         2.58 Vested. "Vested" shall mean that portion of a Participant's Participation Account that is nonforfeitable.

         2.59 Year of Service. "Year of Service" shall mean the computation period of twelve consecutive months, herein set forth, during which an Employee has at least one thousand (1,000) Hours of Service.

         For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. The participation computation period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service.

         For vesting purposes, the initial computation period shall begin with the date on which an Employee first performs an Hour of Service. The vesting computation period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, and the vesting computation period shall remain the Plan Year for all purposes thereafter.

         For vesting purposes, Years of Service beginning prior to the Effective Date of this Plan shall not be recognized.

         Years of Service with any Affiliated Employer shall be recognized to the extent otherwise allowed.


                                   ARTICLE III

                                  PARTICIPATION

         3.1 Conditions of Eligibility. Any Employee shall be eligible to participate in the Plan as of the date such Employee has satisfied both of the following requirements: (1) completion of five hundred (500) Hours of Service in any consecutive six-month period, and (2) attainment of age twenty-one (21) years.

         3.2      Effective Date of Participation.

                  (a) An Employee who has met the eligibility requirements of Section 3.1 shall become a Participant effective as of the first day of the Plan Year coinciding with or next preceding the date such Employee met such requirements; provided, however, that the earliest date on which a Participation Agreement may become effective is the July 1 or January 1 coinciding with or next following the end of the six-month period referenced in clause (1) of
Section 3.1, except that any Employee who is deemed to meet such eligibility requirements pursuant to Section 3.3 below may enter into a Participation Agreement to become effective upon execution.

                  (b) If any Former Participant is reemployed by the Employer, such Former Participant shall resume participation in the Plan effective as of the date of rehire.

         3.3 Employment on the Effective Date. Any Employee who was an Employee on September 15, 1997 shall be deemed to have satisfied the eligibility requirements of Section 3.1 as of such date and shall become a Participant as provided in Section 3.2.

         3.4 Determination of Eligibility. The records of the Employer with respect to dates and periods of employment, Hours of Service, leaves of absence, age, and Compensation of the respective Participants shall be binding and conclusive upon all persons. Any question concerning eligibility for participation hereunder shall be decided by the Plan Administrator, whose decision shall be binding and conclusive upon all persons; provided that the criteria relating thereto shall be uniformly applied to all Employees and Participants in like circumstances.

         3.5 Participation. Participation shall be entirely voluntary on the part of each Employee and any Employee may decline to become a Participant by giving written notice of such intention to the Plan Administrator.


                                   ARTICLE IV

                                  CONTRIBUTIONS

         4.1      Contributions.

                  (a) For each Plan Year, the Employer may contribute to the Plan such amounts as shall be determined by the Employer.

                  (b) Each Participant may sign, but is not required to sign, a written participation form (hereinafter referred to as the "Participation Agreement"). The terms of the Participation Agreement shall provide that the Participant agrees to accept a reduction in Compensation from the Employer, subject to the limitations hereinafter described, only not to exceed $9,500 for the 1997 calendar year, with this dollar limit adjusted for percentage increases in the Consumer Price Index (CPI) according to procedures by the Internal Revenue Service. In consideration of such Agreement, the Employer will make a contribution to the Plan on behalf of the Participant in an amount equal to the total amount by which the Participant's Compensation from the Employer was reduced pursuant to the Participation Agreement.

                  (c) For each Plan Year, the Employer may in its discretion contribute to the Plan for each Participant who is actively employed on the last day of the Plan Year and on whose behalf Salary Reduction Contributions have been made during the Plan Year an amount equal to a percentage of such Salary Reduction Contributions, such percentage to be determined from time to time by the Employer in its discretion; provided, however, that any Participant who is not actively employed on the last day of the Plan Year due to Retirement, Permanent Disability or death shall be eligible for Matching Employer Contributions hereunder for such Plan Year.

                  (d) Notwithstanding the foregoing, the Employer's contributions for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404; provided, however, that to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds the amount which is deductible under Code Section 404.

                  (e) The Employer's Board of Directors shall solely determine the amount of any contributions to be made to the Plan pursuant to subparagraphs (a) and (c) hereof. The Board's determination of such contribution shall be binding on all Participants, the Employer, and the Trustees. Such determination shall be final and conclusive and shall not be subject to change as a result of a subsequent audit by the Internal Revenue Service or as a result of any subsequent adjustment of the Employer's records. The Trustees shall have no right or duty to inquire into the amount of the Employer's contributions or the method used in determining the amount of the Employer's contribution, but shall be accountable only for funds actually received by the Trustees.

         4.2 Time of Payment of Contributions. The Employer shall pay to the Trustees any contributions to the Plan for each fiscal year of the Employer within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the fiscal year.

         4.3      Exclusive Benefit of Participants. Except as provided in
Section 4.4, all contributions shall be used for the exclusive benefit of the Participants, or their Beneficiaries, as herein provided, and no part thereof shall at any time revert to the Employer. Upon transfer of contributions to the Trustees, all responsibility of the Employer with respect thereto shall cease, and the Employer shall be in no way responsible for the acts of the Trustees or for the administration of the Trust.

         4.4 Approval by IRS. In the event this Plan and Trust are not approved by the Internal Revenue Service, the Employer reserves the right to reclaim all contributions made by it prior to initial formal notification of such non-approval; provided, however, such contributions are returned within one year after such determination, and the application for determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe. In addition, the Employer reserves the right to reclaim within one (1) year of a disallowance any contribution made by it which is subsequently determined to be non-deductible, or reclaim any contribution which is made in error because of a good faith mistake of fact.

                                    ARTICLE V

                                    ROLLOVERS

         5.1      Transfers From Other Plans.

                  (a) With the consent of the Plan Administrator, amounts may be transferred from other qualified plans, provided that the transfer will not jeopardize the tax-exempt status of the Plan or Trust or create adverse tax consequences for the Employer.

                  (b) Prior to accepting any transfers to which this Article applies, the Plan Administrator may require a Participant to establish that the amounts to be transferred to this Plan meet the requirements of this Article and may also require a Participant to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Article.

                  (c) For purposes of this Article, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a).

         5.2 Separate Account. Any amounts transferred to this Plan pursuant to Section 5.1 shall be held by the Trustees in a separate account herein referred to as an "Employee Rollover Account." Such account shall be fully Vested at all times. Amounts in such account may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in
Article 5.3.

         5.3 When Payable. At such date that the Participant receives a distribution of benefits under this Plan, amounts credited to the Participant's Employee Rollover Account shall be used to provide additional benefits to the Participant.

         5.4 Self-Employed Restrictions. Notwithstanding the foregoing, no benefits which are attributable to amounts transferred to this Plan as a rollover contribution from a self employed retirement plan, other than those payable to a Participant upon death or Permanent Disability, may be payable from the Participant's Employee Rollover Account prior to the Participant reaching age fifty-nine and one-half (59 1/2) years. This limitation shall apply even if the Participant's Employment with the Employer becomes terminated by reasons of Retirement, voluntary resignation or discharge prior to reaching such age.

         5.5      Investment of Rollover.

                  (a) The Trustees may direct that employee transfers during a Plan Year pursuant to this Article be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the Trustees until the first day of the following Plan Year.

                  (b) Unless the Trustees direct that employee transfers be segregated into a separate account as specified in paragraph (a) above, a Participant's Employee Rollover Account shall be invested as part of the general Trust Fund in the same manner as all Participants' Other Investments Accounts.

         5.6 Restriction on Transfer. Notwithstanding anything herein to the contrary, this Plan shall not accept any direct or indirect transfers from a defined benefit plan, money purchase pension plan (including a target benefit plan), stock bonus or profit sharing plan which would otherwise have provided for a life annuity form of payment to the Participant.


                                   ARTICLE VI

               PARTICIPATION ACCOUNTS, ALLOCATIONS AND ADJUSTMENTS

         6.1      Separate Accounts.

                  (a) The Trustees shall maintain a separate Participation Account for each Participant for the purpose of recording the Participant's proportionate interest in the Trust Fund. For accounting purposes, and in order to identify the source of contributions giving rise to such interest, each Participation Account shall be segregated into the individual sub-accounts specified in (b) below. As of the Valuation Date, the Trustees shall calculate the balance of each Participant's Participation Account based on the allocations and adjustments provided for in this Article VI.

                  (b) A Participant's Participation Account shall be subdivided into the following separate sub-accounts:

                           (i)      Company Stock Account;

                           (ii)     Other Investments Account;

                           (iii)    Directed Investment Account;

                           (iv)     Employer Basic Contributions Account;

                           (v)      Salary Reduction Contributions Account;

                           (vi)     Employer Matching Contributions Account; and

                           (vii)    Employee Rollover Account.

In addition, the Plan Administrator may in its discretion establish one or more additional sub-accounts.

                  (c) The allocations and adjustments to Participants' Participation Accounts for each Plan Year shall be determined in accordance with this Article VI.

                  (d) If a Former Participant is reemployed after five (5) consecutive One Year Breaks-in-Service, then separate Participation Accounts shall be maintained for such Participant as follows:

                           (i) one account for nonforfeitable benefits attributable to pre-break service, and

                           (ii) one account representing the Participant's status in the Plan attributable to post-break service.

                  (e) Neither the allocation of contributions nor the determination of the value of a Participation Account on any Valuation Date shall vest in any Participant any right, title or interest in or to, or require the segregation of, any of the assets of the Trust Fund, or in any manner whatsoever enlarge the rights of Participants hereunder, or have any effect whatsoever other than as expressly set forth in this Plan.

         6.2      Contributions and Forfeitures.

                  (a) The Employer shall provide the Plan Administrator with all information required by the Plan Administrator to make a proper allocation of Employer contributions for the Plan Year. Within a reasonable period of time after the date of receipt by the Plan Administrator of such information, the Plan Administrator shall allocate such contributions to the Participation Accounts in the following manner:

                           (i) The Plan Administrator shall allocate contributions pursuant to Section 4.1(a) to the Employer Basic Contributions Accounts of Participants who have completed a Year of Service and who are actively employed on the last day of the Plan Year in the same proportion that each Participant's Compensation bears to the total Compensation of all Participants; provided, however, that Participants who are not actively employed on the last day of the Plan Year due to Retirement, Permanent Disability or death shall be eligible to share in the allocation of contributions for such Plan Year.

                           (ii) The Plan Administrator shall allocate contributions pursuant to Section 4.1(b) to the Salary Reduction Contribution Accounts of the Participants on whose behalf such contributions are made.

                           (iii) The Plan Administrator shall allocate contributions pursuant to Section 4.1(c) to the Employer Matching Contribution Accounts of Participants on whose behalf such contributions are made.

                  (b) As of the end of each Plan Year, any amounts which became Forfeitures since the end of the prior Plan Year shall first be made available to reinstate previously forfeited account balances of Former Participants, if any. The remaining Forfeitures, if any, shall be allocated to each Active Participant in the same manner as Employer Basic Contributions pursuant to Section 6.2(a) above.

         6.3      Allocations and Adjustments to Other Investments Accounts.

                  (a) The Trustees shall credit the Other Investments Account of each Participant with such Participant's allocable share of Employer contributions under the Plan in cash, plus any cash dividends on Company Stock allocated to such Participant's Company Stock Account and such Participant's allocable share of any Forfeitures from Other Investments Accounts.

                  (b) The Other Investments Account of each Participant shall be credited (or charged) as of each Valuation Date with the Participant's allocable share of net income (or loss) of the Trust Fund as determined under
Section 6.3(d).

                  (c) The Other Investments Account of each Participant shall be charged as of each Valuation Date for the Participant's share of any cash payments made by the Trustees for the acquisition of Company Stock or for the payment of any principal and/or interest on a loan incurred for the acquisition of Company Stock, or for any dividends currently distributed to Participants.

                  (d) The net income (or loss) of the Trust Fund for each Plan Year will be determined as of each Valuation Date. As of each Valuation Date or other valuation date, net income (or loss) attributable to each investment fund provided by the Employer pursuant to Article XIV hereof shall be allocated among the various Other Investment Accounts which are invested in that particular fund. All remaining net income (or loss) will be allocated among and credited to the Other Investments Accounts of Participants, pro rata, according to the balance of each Other Investments Account (other than any portion of such account which is a Directed Investment Account) as of the immediately preceding Valuation Date (as reduced by any distributions during the Plan Year); In making allocations hereunder, adjustments may be made in an equitable manner, to accurately reflect earnings and losses based upon an average account balance during the period. The net income (or loss) of the Trust Fund includes the increase (or decrease) in the fair market value of the Trust Fund (other than Company Stock), interest income, dividends and other income and gains (or losses) attributable to the Trust Fund (other than dividends on Company Stock and gains or losses on Company Stock) since the preceding Valuation Date, reduced by any expenses charged to the Trust Fund for that Plan Year. The determination of net income (or loss) of the Trust Fund for purposes of this paragraph shall not take into account any dividends on Company Stock, which shall be allocated or used in accordance with the provisions of Section 6.5.

                  (e) Any gain or loss realized by the Trustees on the sale of shares of Company Stock allocated to Participants' Company Stock Accounts shall be allocated to the Other Investments Accounts of Participants, pro rata, according to the balance of their Company Stock Accounts immediately prior to such sale. Any net proceeds realized by the Trustees on the sale of shares of Company Stock held in the Unallocated Company Stock Suspense Account shall be allocated to the Other Investments Accounts of each Active Participant for Plan Year of sale in the same proportion that each such Active Participant's Compensation for the Plan Year bears to the total Compensation for all Active Participants in such year.

         6.4      Allocations and Adjustments to Company Stock Accounts.

                  (a) The Trustees shall from time to time, but not less often than annually, credit the Company Stock Account of each Participant with
(1) such allocable shares of Company Stock (including fractional shares) purchased and paid for by the Trustees (as determined under Section 6.4(c)) or contributed in kind by the Employer, (2) any stock dividends on Company Stock allocated to such Participant's Company Stock Account and (3) such Participant's allocable share of any Forfeitures from Company Stock Accounts.

                  (b) All Company Stock acquired by the Trustees with the proceeds of a loan shall initially be credited to the Unallocated Company Stock Suspense Account, and will be allocated to the Company Stock Accounts of Participants pursuant to Section 6.4(a) only as payments on the loan are made by the Trustees and such Company Stock is released from the Unallocated Company Stock Suspense Account. For each Plan Year during the duration of the loan, the number of shares of Company Stock released from the Unallocated Company Stock Suspense Account for allocation shall equal the number of encumbered shares held immediately before release for the current Plan Year multiplied by a fraction. The numerator of such fraction shall be the amount of principal and interest paid on the loan for the Plan Year, and the denominator of such fraction shall be the sum of the numerator plus the principal and interest to be paid for all future Plan Years.

                  Notwithstanding the preceding sentence, if the loan is not an Exempt Loan, or if the loan is an Exempt Loan that provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years and otherwise meets the requirements of Regulation 54.4975-7(b)(8)(ii), the number of shares of Company Stock released from the Unallocated Company Stock Suspense Account for allocation for each Plan Year shall be determined solely with reference to principal payments made during the Plan Year. Income earned with respect to Company Stock in the Unallocated Company Stock Suspense Account shall be used, at the discretion of the Trustees, to repay the loan used to purchase such Company Stock.

                  (c) Shares of Company Stock released from the Unallocated Company Stock Suspense Account by reason of dividends paid with respect to such Company Stock shall be allocated among the Company Stock Accounts of Participants as follows:

                  (i) First, Company Stock with a fair market value at least equal to the amount of cash dividends paid with respect to the Company Stock allocated (or allocable) to the Participants' Company Stock Accounts shall be allocated to such Company Stock Accounts according to the number of shares of Company Stock allocated (or allocable) to such accounts as of the record date.

                  (ii) Second, all remaining shares of Company Stock released from the Unallocated Company Stock Suspense Account by reason of dividends paid with respect to Company Stock held in the Unallocated Company Stock Suspense Account shall be allocated to each Active Participant's Company Stock Account in the same proportion that each such Active Participant's Compensation for the Plan Year bears to the total Compensation for all Active Participants in such year.

                  (d) The Trustees shall annually charge the Company Stock Accounts of each Participant for their allocable shares of any Company Stock sold during the Plan Year (consistent with Section 6.3(e)).

                  (e) Company Stock received by the Trust during a Plan Year with respect to a contribution by the Employer for the preceding Plan Year shall be allocated to the accounts of Participants as of the Valuation Date at the end of such preceding Plan Year.

              6.5 Dividends on Company Stock.

                  (a) The Trustees shall have the sole discretion to use any cash dividends on Company Stock to pay principal and/or interest on any loan incurred for the acquisition of Company Stock, retain such dividends for the benefit of Participants, or distribute such dividends (to the extent on allocated Company Stock) to Participants under Section 6.5(d).

                  (b) Any cash dividends received on shares of Company Stock allocated (or allocable) to Participants' Company Stock Accounts shall be allocated to the Other Investments Accounts of such Participants pursuant to
Section 6.3(a). Any stock dividends received on Company Stock allocated to Participants' Company Stock Accounts shall be credited to the Company Stock Accounts of such Participants pursuant to Section 6.4(a).

                  (c) Any cash dividends or stock dividends received on shares held in the Unallocated Company Stock Suspense Account shall be: (1) allocated as income of the Plan by allocating such dividends to the Other Investments Accounts or Company Stock Accounts, as the case may be, of each Active Participant according to the balance of each such account as of the immediately preceding Valuation Date (as reduced by any distributions during the Plan Year), except that such allocations may be made in an equitable manner so as to take into account an average of such account balances during the Plan Year, or (2) used by the Trustees to repay a loan incurred for the acquisition of Company Stock.

                  (d) Cash dividends on Company Stock allocated to Participants' Company Stock Accounts may be paid to such Participants, as determined in the sole discretion of the Trustees, within ninety (90) days after the close of the Plan Year in which the dividend is paid. Any cash dividends which are currently distributable to Participants under this Section 6.5(d) shall be charged to their Other Investments Accounts.

         6.6 Accounting Procedures. The Trustees shall establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Participation Accounts provided for in this Article VI. If the Trustees determine that the strict application of such accounting procedures will not result in an equitable and nondiscriminatory allocation among the Participants' Participation Accounts, the Trustees may modify such procedures for the purpose of achieving an equitable and nondiscriminatory allocation in accordance with the general concepts of the Plan and the provisions of this Article VI and the requirements of the Code and ERISA; provided, however, that such adjustments to achieve equity shall not reduce the Vested portion of a Participant's Participation Account. The Trustees shall maintain adequate records of the aggregate cost basis of each class of Company Stock allocated to the Participants' Participation Accounts. The Trustees shall also keep separate records of shares of Company Stock acquired with the proceeds of a loan and Employer contributions (and any earnings thereon) made for the purpose of enabling the Trustees to repay such a loan.

         6.7 Determination of Eligibility. For each Plan Year (as required by the Trustees), the Employer shall furnish a written statement to the Trustees setting forth the aggregate amount of any contribution and the names, dates of employment and amounts of Compensation paid to or accrued for the benefit of Active Participants. Employer contributions and Forfeitures, if any, shall be allocated among the Participation Accounts of all Active Participants as of the end of the Plan Year in which made or accrued, even though a contribution may have been made in various installments during the year or, if not yet made, the liability therefor has been officially accrued as of the last day of such year and payment of same to the Trust Fund is made on a subsequent date. The Trustees may rely in all respects upon the information so stated by the Employer for purposes of determining the allocations and adjustments under this Plan.

         6.8 Segregated Accounts. Any part of a Participant's Participation Account that is segregated from the general assets of the Trust Fund such as an Employee Rollover Account or a Directed Investment Account shall be disregarded for purposes of the allocations and adjustments of this Article VI. Earnings and allocations on such segregated amounts shall be determined and accomplished on a separate basis, with appropriate charges for losses and expenses attributable to such amounts.

         6.9      Maximum Annual Additions.

                  (a) Notwithstanding any other provisions of this Plan, the maximum "Annual Additions" (as hereinafter defined) credited to a Participant's Participation Account under this Plan and any accounts under any "Related Defined Contribution Plan" (as hereinafter defined) for any Limitation Year shall not exceed the lesser of:

                           (i) Thirty thousand dollars ($30,000) (or, if greater, one-fourth of the dollar limitation in effect under Code Section 415(b)(1)(A)), or

                           (ii)     Twenty-five percent (25%) of the
                  Participant's 415 Compensation for such Limitation Year.

                  In the event a Participant herein is also a participant at any time in a Related Defined Contribution Plan, the sum of Annual Additions under all such plans credited to a Participant's accounts in any Plan Year shall not exceed the limitations described in (a) or (b) above, but such limitations shall first be applied to reduce the Annual Additions under the Related Defined Contribution Plan before being applied to reduce the Annual Additions under this Plan.

                  (b) The term "Annual Additions" means the total amount of Employer contributions, Employee contributions and Forfeitures allocated to a Participant's Participation Account under this Plan and to a Participant's accounts under a Related Defined Contribution Plan for a Limitation Year. If no more than one-third (1/3) of the Employer contributions for a Limitation Year are allocated to Highly Compensated Employees, the term "Annual Additions" shall not include Forfeitures of Company Stock purchased with the proceeds of a loan or Employer contributions which are applied by the Trustees to pay interest on a loan incurred to purchase Company Stock.

                  (c) The term "Related Defined Contribution Plan" means any defined contribution plan (as defined in Code Section 414(i)) which is maintained by the Employer or any Affiliated Employer.

                  (d)      For purposes of applying the limitations of Code
Section 415, Company Stock allocated to Participants' Participation Accounts (except for allocations resulting from Forfeitures) and the transfer of funds from one qualified plan to another are not Annual Additions.

                  (e) The term "415 Compensation" for any Limitation Year shall include all amounts received or accrued as compensation for personal services rendered to an Employer or Affiliated Employer as an employee, including, but not limited to, wages, salaries, bonuses, commissions and fees, but excluding amounts contributed by an Employer or Affiliated Employer to a deferred compensation plan, amounts realized from the exercise of non-qualified stock options or lapse of restrictions on restricted property, or amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option. For the purpose of this Section, the determination of 415 Compensation shall be made by not including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b); provided, however, that effective for Plan Years beginning after December 31, 1997, 415 Compensation shall include the foregoing amounts.

                  (f) The dollar limitation under Code Section 415(b)(1)(A) stated in paragraph (a)(1) above shall be adjusted annually as provided in Code
Section 415(d) pursuant to the Regulations. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to Limitation Years ending with or within that calendar year.

                  (g) If, after making reallocations under this Plan necessary to satisfy the requirements of Code Section 415 and the Regulations thereunder, there is any amount remaining which cannot be reallocated to any Active Participant as a result of the limitations contained herein, such amount shall be maintained in a separate suspense account under the Trust to be allocated among Active Participants in the next succeeding Limitation Year, as if such amount were part of a Forfeiture for such next succeeding Limitation Year.

         6.10     Nondiscrimination Test Compliance

                  (a) Each Plan Year, the Plan Administrator shall monitor the annual additions to the Participation Account of each Participant to ensure that the tests set forth in subparagraphs (b) through (d) are satisfied.

                  (b)      For each Plan Year,

                  (1) the Average Deferral Ratio of the Prohibited Group for the Plan Year shall not exceed the Average Deferral Ratio of the Protected Group for the preceding Plan Year multiplied by one and one-quarter (1.25), or

                  (2) the Average Deferral Ratio of the Prohibited Group for the Plan Year shall not exceed the Average Deferral Ratio of the Protected Group for the preceding Plan Year multiplied by two (2.0) and the excess of such Average Deferral Ratio of the Prohibited Group over such Average Deferral Ratio of the Protected Group shall not be more than two (2) percentage points.

                  In the event that neither of these tests is satisfied, adjustments shall be made pursuant to Section 6.11.

                  (c)      For each Plan Year,

                  (1) the Average Contribution Percentage of the Prohibited Group for the Plan Year shall not exceed the Average Contribution Percentage of the Protected Group for the preceding Plan Year multiplied by one and one-quarter (1.25), or

                  (2) the Average Contribution Percentage of the Prohibited Group for the Plan Year shall not exceed the lesser of the Average Contribution Percentage of the Protected Group for the preceding Plan Year multiplied by two (2.0) or the Average Contribution Percentage of the Protected Group for the preceding Plan Year plus two (2) percentage points.

                  If necessary to ensure compliance with this requirement, the Plan Administrator may direct that Salary Reduction Contributions in the Plan Year also be taken into account in calculating the Average Contribution Percentage. In the event that neither of these tests is satisfied, adjustments shall be made pursuant to Section 6.11.

         (d) For each Plan Year, the sum of the Average Deferral Ratio of the Prohibited Group for the Plan Year and the Average Contribution Percentage of the Prohibited Group for the Plan Year shall not exceed the aggregate limit described hereinbelow. The aggregate limit is the sum of (1) and (2) where

                  (1) is one and one-quarter (1.25) multiplied by the greater of

                           (i) the Average Deferral Ratio of the Protected Group for the preceding Plan Year, or

                           (ii) the Average Contribution Percentage of the Protected Group for the preceding Plan Year, and

                  (2)      is the lesser of (i) or (ii) above multiplied by two
                           (2), but in no event more than lesser of (i) or (ii) above plus two (2) percentage points.

                  The Average Deferral Ratio and Average Contribution Percentage of the Prohibited Group shall be determined after any corrective distribution is made to ensure compliance with subparagraphs (b) and (c) above. In the event the aggregate limit is exceeded, adjustments shall be made pursuant to Section 6.11.

         6.11     Return of Excess Contributions

                  In the event that contributions are credited to a Participant's Participation Account in excess of the limitations described in
Section 4.1(b) or 6.10 hereinabove, such excess contributions shall be disbursed to the Participant or recharacterized as follows:

                  (a) Contributions pursuant to Section 4.1(b) in excess of the $9,500 limit described in Section 4.1(b) (including appropriate adjustments) shall be distributed to the Participant, along with earnings and losses allocated thereto, no later than April 15 following the calendar year in which such contributions were made. It there has been a net investment loss, instead of income, allocable to such excess Participant contributions, the amount of such contributions to be distributed hereunder shall be reduced by such loss to the extent permitted by section 401(k)(8) or 401(m)(6) of the Code.

                  (b) Contributions pursuant to Sections 4.1(b) and (c) that exceed the maximum amount permitted by the nondiscrimination tests described in Section 6.10 shall be distributed to the Participant, along with earnings and losses allocable thereto no later than the last day of the following Plan Year. The maximum amount of contributions permitted under the limitations of Section 4.4 shall be determined by reducing the amount of such contributions made on behalf of Highly Compensated Employees in the order of the amounts of the Salary Reduction Contributions and Matching Employer Contributions made on their behalf, beginning with the highest. This determination of maximum amount shall be made in accordance with the provisions of section 401(m) of the Code and regulations thereunder.

                  (c) The earnings and losses allocable to such excess contributions for the Plan Year are determined by multiplying the earnings and losses allocable to the Salary Reduction Contributions Account by a fraction. The numerator of the fraction is the excess contribution to the respective account for the Plan Year and the denominator is the total balance of the Plan Year, reduced by Fund Earnings allocable to such account for the Plan Year. The earnings and losses allocable to excess contributions for the period between the end of the Plan Year and the date of the corrective distribution are equal to ten percent (10%) of the Fund Earnings allocable to the excess contributions for the Plan Year as determined under the preceding paragraph, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. In this determination, a distribution on or before the fifteenth day of the month will be treated as having been distributed on the last day of the preceding month; a distribution made after the fifteenth day of the month will be treated as having been distributed on the last day of the month.

         6.12 Statement of Plan Interest. After each Plan Year, the Plan Administrator shall provide each Participant with a statement of the Participant's interest under the Plan as of the Valuation Date for such Plan Year. In addition, the Plan Administrator shall furnish each Participant a summary of the Trustees' annual report to the Employer for such Plan Year.


                                   ARTICLE VII

                               PAYMENT OF BENEFITS

         7.1 When Benefits Become Distributable. Accrued Benefits for a Participant shall become distributable to such Participant (or for such Participant's benefit) following such Participant's Termination Date.

         The time, method and manner of any distribution under this Plan shall be determined in accordance with the provisions of Sections 7.3 and 7.5.

         7.2      Vested Portion of Participation Account.


                  (a) The Vested portion of a Participant's Salary Reduction Contributions Account and Employee Rollover Account shall be one hundred percent (100%) of such account at all times.

                  (b) If a Participant's employment with the Employer terminates by reason of the Participant's death, Permanent Disability or Retirement, the Vested portion of the Participant's Employer Basic Contributions Account and Matching Employer Contributions Account shall be one hundred percent (100%) of such account.

                  (b) If a Participant's employment with the Employer terminates by reason of the Participant's resignation or discharge, the Vested portion of the Participant's Employer Basic Contributions Account and Matching Employer Contributions Account shall be contingent upon the number of Years of Service to the Employer completed by the Participant and determined in accordance with the following schedule:

                           Years of Service                      Percentage (%)
                               Completed                      of Account Vested
                           -------------------                -----------------
                  Before One (1) Year of Service                       0%

                  After One (1) Year of Service,
                  but prior to Two (2) Years of Service               20%

                  After Two (2) Years of Service,
                  but prior to Three (3) Years of Service             40%

                  After Three (3) Years of Service,
                  but prior to Four (4) Years of Service              60%

                  After Four (4) Years of Service,
                  but prior to Five (5) Years of Service              80%

                  After Five (5) Years of Service                    100%

                  (c) If a Former Participant is reemployed by the Employer (and resumes Plan Participation as of the date of rehire in accordance with Section 3.2(b)), then for purposes of the preceding vesting schedule, the following rules shall apply:

                           (i)      If reemployed prior to a One Year
                  Break-in-Service, a Participant shall continue to participate in the Plan in the same manner as if such termination had not occurred.

                           (ii)     If reemployed after a One Year
                  Break-in-Service, a Participant shall be credited for vesting purposes with Years of Service for both pre-break and post-break service, subject to the following rules:

                                    (A)      Pre-break and post-break service
                           shall be used for computing Years of Service for vesting purposes only after a Participant has been employed for one (1) Year of Service following the date of reemployment by the Employer.

                                    (B)      Each non-Vested Former Participant
                           shall lose credits otherwise allowable under (A) above if such Former Participant's consecutive One Year Breaks-in-Service equal or exceed the greater of
                           (i) five (5), or (ii) the aggregate number of pre-break Years of Service.

                                    (C)      After five (5) consecutive One Year
                           Breaks-in-Service, a Former Participant's Vested Participation Account balance attributable to pre-break service shall not be increased as a result of post-break service.

         7.3      Time for Distribution.

                  (a) Distribution of the balance of a Participant's Accrued Benefits generally shall commence as soon as practicable after the Valuation Date next following such Participant's Termination Date, but not later than the earliest applicable date required by the provisions of this Section 7.3.

                  (b) The Trustees shall begin to distribute Accrued Benefits to a Participant (or for such Participant's benefit) as not later than sixty (60) days following the close of the Plan Year in which the latest of the following events shall occur:

                           (i) the date on which the Participant attains age sixty-five (65) years;

                           (ii) the date of the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or

                           (iii)    the Participant's Termination Date.

                  (c)      Unless an earlier date is required under paragraph
(a), the Trustees, upon the written election of a Participant, shall begin to distribute such Accrued Benefits to the Participant not later than one (1) year following the close of the Plan Year:

                           (i)      in which the Participant terminates
                  employment with the Employer by reason of Retirement, Permanent Disability or death, or

                           (ii) which is the fifth (5th) Plan Year following the Plan Year in which the Participant terminates employment with the Employer for any other reason (except that this subparagraph shall not apply if the Participant is reemployed by the Employer before the end of such fifth (5th) Plan Year).

                  For purposes of this paragraph (c), the Accrued Benefits of a Participant shall not include any Company Stock acquired by a loan until the close of the Plan Year in which such loan is repaid in full.

                  (d)      Unless an earlier date is required under paragraphs
(b) or (c), if a Participant's employment with the Employer terminates by reason of the Participant's death, Permanent Disability or Retirement or such termination occurs after the Participant reaches age sixty-five (65) years of age, the Trustees shall begin to distribute a Participant's Accrued Benefits within one (1) year following the close of the Plan Year during which such termination takes place.

                  (e) If a Participant dies or suffers a Permanent Disability following the Participant's Termination Date but before a distribution has commenced, the Trustees shall begin to distribute the Participant's Accrued Benefits not later than one (1) year following the close of the Plan Year in which the Participant died or became disabled.

                  (f) Notwithstanding anything herein to the contrary, cash dividends payable to Participants pursuant to Section 6.5(d) may be distributed within ninety (90) days after the close of the Plan Year in which such dividends are paid.

                  (g) If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Regulation 1.411(a)-11(c) is given, provided that: (a) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and
(b) the Participant, after receiving the notice, affirmatively elects a distribution.

         7.4 Accounts of Terminated Participants; Forfeiture Accounts; Restorations.

                  (a) Except as herein provided, following a Participant's Termination Date, such Participant's Participation Account shall remain part of the general assets of the Trust Fund and continue to share in the allocations and adjustments provided for in Article VI up to (and including) the Valuation Date immediately preceding the date a final distribution of Accrued Benefits is made. For any distribution of Accrued Benefits, the value of a Participant's Participation Account shall be determined as of the Valuation Date immediately preceding the date such distribution is made.

                  (b) Following a Participant's Termination Date, the portion of a Participant's Other Investments Account and Company Stock Account that is not Vested shall be credited, respectively, to an Other Investments Forfeiture Account and Company Stock Forfeiture Account established and maintained in such Participant's name as of the Valuation Date coincident with or next following such Participant's Termination Date.

                  Such non-Vested amounts shall remain credited to the Other Investments Forfeiture Account and Company Stock Forfeiture Account until the earlier of: (1) such time as the amounts become a Forfeiture (in which case said amounts shall be allocated in accordance with the provisions of Article VI), or
(2) such time as the Participant returns to the employ of the Employer and resumes participation in the Plan (in which case said amounts shall be credited to such Participant's Participation Account).

                  (c) If reemployed prior to five (5) consecutive One Year Breaks-in-Service, and such Former Participant received (or was deemed to have received) a distribution of the entire Vested Participation Account balance prior to reemployment, a Former Participant's forfeited account balance shall be reinstated if such Former Participant repays the full distributed amount before the earlier of five (5) years after the first date on which the Former Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive One Year Breaks-in-Service commencing after the distribution, or in the event of a deemed distribution, upon the reemployment of such Former Participant. If a distribution occurs for any reason other than a separation from service, the time for repayment may not end earlier than five
(5) years after the date of distribution. In the event the Former Participant does repay the full distributed amount, or in the event of a deemed distribution, the undistributed portion of such Former Participant's Participation Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Valuation Date coinciding with or preceding the date of the distribution. The source for such reinstatement shall first be any Forfeitures occurring during the year. If such source is insufficient, then the Employer shall contribute an amount which is sufficient to restore any such forfeited amounts; provided, however, that such a contribution shall be specially allocated to such Former Participant for purposes of restoring the forfeited account balance.

                  (d) For any installment form of distribution for plan benefits, the Trustees must first segregate a Participant's Other Investments Account into a separate account segregated from the general assets of the Trust Fund.

         7.5      Manner and Method of Distribution.

                  (a) When Accrued Benefits are to be distributed, the Trustees shall distribute such benefits to the Participant, or in the case of he Participant's death, to the Participant's Beneficiary.

                  (b) Distribution of a Participant's Accrued Benefits shall be made in one of the following methods:

                           (i)      by payment in a single sum; or

                           (ii) by payment in a series of substantially equal installments over a period not to exceed five (5) years, provided the maximum period over which the distribution of a Participant's Company Stock Account may be made shall be extended by one (1) year, up to five (5) additional years, for each $100,000 (or fraction thereof) by which such Participant's Company Stock Account balance exceeds $500,000 (with the aforementioned figures subject to cost-of-living adjustments prescribed by the Secretary of the Treasury).

                  A Participant shall select the method in which such Participant's Accrued Benefits shall be distributed. If a Participant so desires, such Participant may direct how such Participant's Accrued Benefits are to be paid to such Participant's Beneficiary. Notwithstanding any provision to the contrary, if the value of a Participant's Accrued Benefits at the time of any distribution does not equal or exceed $5,000, then such Participant's Accrued Benefits shall be distributed in a single sum.

                  (c) Distributions of a Participant's Vested Company Stock Account shall be made entirely in whole shares of Company Stock, cash, or a combination of both, as determined by the Trustees; provided, however, that the Trustees shall notify the Participant of the Participant's right to demand distribution of such Participant's Vested Company Stock Account balance entirely in whole shares of Company Stock (with the value of any fractional share paid in cash). However, if the charter or by-laws of the Employer restrict ownership of substantially all of the outstanding Company Stock to employees and the Trust, then the distribution of a Participant's Vested Company Stock Account shall be made entirely in the form of cash or other property, and the Participant is not entitled to a distribution in the form of Company Stock. Distribution of the Vested balance of a Participant's Other Investments Account, Directed Investment Account and Employee Rollover Account will be made in cash.

                  (d) The Trustees will make a distribution from the Trust only on instructions from the Plan Administrator.

                  (e) Except as otherwise provided herein, Company Stock distributed by the Trustees may be restricted as to sale or transfer by the by-laws or articles of incorporation of the Employer, provided such restrictions are applicable to all Company Stock of the same class. If a Participant is required to offer the sale of Company Stock to the Employer before offering to sell Company Stock to a third party, in no event may the Employer pay a price less than that offered to the distributee by another potential buyer making a bona fide offer and in no event shall the Trustees pay a price less than the fair market value of the Company Stock.

                  (f) If Company Stock acquired with the proceeds of a loan is available for distribution and such stock consists of more than one class, a distributee must receive substantially the same proportion of each such class.

                  (g) Notwithstanding the provisions of paragraph (a), if, in the opinion of the Plan Administrator a Participant or other person entitled to benefits under the Plan is under a legal disability or is in any way incapacitated so as to be unable to manage his or her financial affairs, the Plan Administrator may, until a claim is made by a conservator or other person legally charged with the care of such person or of such person's estate, direct the Trustees to make payment to a relative or friend of such person for such person's benefit. Thereafter, any benefits under the Plan to which such Participant or other person is entitled shall be paid to such conservator or other person legally charged with the care of such person or such person's estate, which shall then fully discharge the obligation of the Trustees to pay benefits under the Plan with respect to such Participant.

                  (h) Notwithstanding the provisions of this Section 7.5, if the distributee of any "eligible rollover distribution" (1) elects to have such distribution paid directly to an "eligible retirement plan" and (2) specifies the "eligible retirement plan" to which such distribution is to be paid (in such form and such time as the Plan Administrator may prescribe), and to the extent required by the Code and Regulations, such distribution shall be made in the form of a direct trustee-to-trustee transfer to the "eligible retirement plan" so specified; provided, however, that such "eligible rollover distribution" would have been includible in the distributee's gross income if not o transferred (determined without regard to Code Sections 402(c) and 403(a)(4)). "Eligible rollover distribution" and "eligible retirement plan" shall have the meanings as contained in Code Section 401(a)(31).

         7.6      Designation of Beneficiary.


                  (a)      Each Participant from time to time, by
signing a form furnished by the Plan Administrator, may designate any legal or natural person or persons (who may be designated contingently or successively) to whom distribution of the Participant's Accrued Benefits shall be made if such Participant dies before such Participant receives all of such benefits; provided, however, if a married Participant designates a Beneficiary other than such Participant's spouse, the designation will be invalid unless such Participant's spouse consents in writing to such designation and acknowledges in writing the effect of such designation, with such consent and acknowledgment witnessed by a Plan representative or a notary public. However, the spouse's consent shall not be required if it is established to the satisfaction of the Plan Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by Regulation prescribe. Any designation by an unmarried Participant shall be rendered ineffective by any subsequent marriage and any consent of a spouse shall be effective only as to that spouse. A Beneficiary designation form will be effective only when the signed form is filed with the Plan Administrator while the Participant is alive and will cancel all Beneficiary designation forms signed earlier.

                  (b) If a deceased Participant failed to properly designate a Beneficiary as provided above, or if the Designated Beneficiary of a deceased Participant dies before such Participant's death or dies before complete payment of the Participant's benefits, the Trustees shall pay the Participant's benefits as follows:

                           (i) to the surviving spouse of the Participant, if any;

                           (ii) if the Participant leaves no surviving spouse, to the Participant's surviving descendants, per stirpes; or

                           (iii) if the Participant has no surviving spouse or descendants, to the Participant's estate.

                  The term "Designated Beneficiary" as used in this Plan means the person or persons designated by a Participant as the Participant's Designated Beneficiary in the last effective Beneficiary designation form filed with the Plan Administrator and to whom a deceased Participant's benefits are payable under the Plan.

                  (c) Each Participant and each Designated Beneficiary must file with the Plan Administrator from time to time in writing such person's post office address and each change of post office address. Any communication, statement or notice addressed to a Participant or Designated Beneficiary at the person's last post office address filed with the Plan Administrator, or if no address is filed with the Plan Administrator then, in the case of a Participant, at the Participant's last post office address as shown on the Employer's records, will be binding on the Participant and Designated Beneficiary for all purposes of the Plan. The Employer, the Plan Administrator and the Trustees are not required to search for or locate a Participant or Designated Beneficiary. If a Participant or Designated Beneficiary are not located within a reasonable time after the Accrued Benefits become payable, the Trustees may treat the amount as a Forfeiture (to be restored if such Participant or Designated Beneficiary are subsequently located).

         7.7      Put Option.

                  (a) Subject to subparagraph (b) below, the Employer shall issue a "put option" to any Participant who receives a distribution of Company Stock. The put option shall permit the Participant to sell such Company Stock to the Company at any time during two option periods, at the fair market value of such shares. The first put option period shall be for at least sixty (60) days beginning on the date of distribution. The second put option period shall be for at least sixty (60) days beginning after the new determination of the fair market value of Company Stock by the Trustees (and notice to the Participant) in the following Plan Year.

                  The Employer may allow the Trustees to purchase shares of Company Stock tendered to the Company under a put option. The payment for any Company Stock sold under a put option shall begin not later than thirty (30) days after the exercise of the put option, and shall be made in a lump sum or in substantially equal annual installments over a period not exceeding five (5) years, with adequate security and interest payable at a reasonable rate on any unpaid balance (as determined by the Employer).

                  (b) Company Stock shall not be subject to the put option under this Section 7.9 if such shares are publicly traded at the time that such put option may be exercised.

         7.8 Nonterminable Protections and Rights. Except as otherwise specifically provided in Section 7.7 herein, no Company Stock acquired with the proceeds of an Exempt Loan may be subject to a put, call, or other option, or buy-sell or similar arrangement when held by and when distributed from the Trust Fund, whether or not the Plan is then an ESOP. The protections and rights granted in this Section and in Section 7.7 are nonterminable, and such protections and rights shall continue to exist under the terms of this Plan so long as any Company Stock acquired with the proceeds of an Exempt Loan is held by the Trust Fund or by any Participant or other person for whose benefit such protections and rights have been created, and neither the repayment of such loan nor the failure of the Plan to be an ESOP, nor an amendment of the Plan shall cause a termination of said protections and rights.

         7.9 Limitations on Benefits and Distributions. All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order"as those terms are defined in Code Section 414(p).

         7.10 Participant Loans. A Participant may be granted a loan from the Plan, subject to the terms and conditions as herein set forth. All loans must conform to the specific provisions outlined in this Section 7.10 and any applicable requirements of section 4975(d) and section 72(p) of the Code.

                  (a) Loans shall be made available to all Participants, Beneficiaries and alternate payees on a reasonably equivalent basis. Loans shall not be made available to Highly Compensated Employees in an amount greater than that made available to other Employees.

                  (b) All loan applications must be made in writing delivered to the Plan Administrator in such form and manner as the Plan Administrator may require.

                  (c) The Plan Administrator shall review each loan application and may, in its sole discretion, authorize and direct the Trustee to make the loan from the Trust to the applicant.

                  (d) A loan may be granted to a Participant (and/or his Beneficiary or alternate payee) no more than once in any six (6) month period.

                  (e) The minimum loan amount shall be one thousand dollars ($1,000).

                  (f) The maximum loan amount (when added to the outstanding balance of all other loans made from the Plan) shall be the lesser of:

                           (i) one-half (1/2) of the Participant's interest in his Participation Account (excluding amounts attributable to accumulated deductible employee contributions as defined by section 72(o) of the Code, if any), or

                           (ii)     fifty thousand dollars ($50,000), reduced by

                                    (1)      the highest outstanding balance of
                                             loans from the Plan during the one
                                             (1)-year period ending on the date
                                             before the date on which such loan
                                             was made, over

                                    (2)      the outstanding balance of loans
                                             from the Plan on the date on which
                                             the loan was made.

For this purpose, all qualified plans of the Employer, all qualified plans or trades or businesses which are under common control with the Employer (within the meaning of Code section 414(b) or 414(c)), and all qualified plans of an affiliated service group (within the meaning of Code section 414(m)) of which the Employer is a part must be aggregated.

         (g) Loans shall be made from such sub-accounts of each Participant's Participation Account as the Plan Administrator in its sole discretion may determine. Loans shall be repaid to the same sub-accounts from which they are made.

         (h) A Participant loan must be adequately secured so that no loss to the Plan will occur in the event of default. The Participant's vested interest in his Participation Account shall serve to collateralize the loan, as shall be evidenced by a promissory note payable to the Trust and signed by the Participant, stating that any loan balance, together with accrued interest, shall become immediately due and payable upon default. A loan shall be deemed in default thirty days after a Participant fails to made a required payment. Upon default, the Participant's individual account balance shall be decreased by the amount in default, which shall be considered a taxable distribution to the Participant. Foreclosure of the loan may be delayed, however, as long as no loss to the Plan occurs in consequence.

         (i) The period of repayment for any loan shall be agreed upon by the Plan Administrator and the borrowing Participant. In no event shall the loan repayment period exceed five (5) years unless the loan is used to purchase the principal residence of the Participant.

         (j) The interest rate for the loan shall be determined by the Administrator commensurate with the rates used by commercial lenders for loans which would be made under similar circumstances. Loans made at different times may bear different rates of interest due to changes in commercial interest rates. The Plan Administrator shall review the interest rates on a quarterly basis to determine if the rates correctly reflect current commercial rates.

                  (k) The loan shall be amortized in level payment made no less frequently than quarterly, and shall be repaid through payroll deductions. If the Participant terminates employment prior to full repayment of the loan, he may continue to make payment to the Trust according to the same schedule, upon the approval of the Plan Administrator.

         7.11     Advance Distribution for Hardship.

                  (a) The Plan Administrator, at the election of the Participant, shall direct the Trustee to distribute to any Participant in any one Plan Year up to the lesser of the total amount of the Participant's Salary Reduction Contributions to the Plan as of the date of the distribution or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section 7.11 shall be deemed to be made as of the first day of the Plan Year or, if later, the valuation date immediately preceding the date of distribution, and the Participant's Salary Reduction Contributions Account shall be reduced accordingly. The determination of whether an immediate and heavy financial need exists shall be based on all relevant facts and circumstances. A need shall not be disqualified because it was reasonably foreseeable or voluntarily incurred. Withdrawal under this Section shall be authorized only if the distribution is on account of:

                           (i) Medical expenses described in Code Section 213(d) incurred by the Participant, his spouse, or any of his dependents (as defined in Code Section 152);

                           (ii) The purchase (excluding mortgage payments) of a principal residence for the Participant;

                           (iii) Funeral expenses for a member of the Participant's family;

                           (iv) Payment of tuition for the next semester or quarter of post-secondary education for the Participant, his spouse, children, or dependents; or

                           (v) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                  (b) No distribution shall be made pursuant to this Section unless the Plan Administrator, based upon the Participant's representation and such other facts as are known to the Plan Administrator, determines that all of the following conditions are satisfied:

                           (i) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant; and

                           (ii)     The Participant has obtained all
                  distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer.

                  (c) Notwithstanding anything herein to the contrary, a Participant's Salary Reduction Contributions and other elective deferrals for the Participant's taxable year immediately following the taxable year of a hardship distribution may not exceed the applicable limited under Code Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distributions.

                  (d) No distribution shall be made pursuant to this Section unless the Administrator determines, based upon all relevant facts and circumstances, that the amount to be distributed is no in excess of the amount required to relieve the financial need and that such need cannot be satisfied from other resources reasonably available to the Participant. For this purpose, the Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant. A distribution may be treated as necessary to satisfy a financial need if the Administrator relies upon the Participant's representation that the need cannot be relieved:

                           (i) Through reimbursement of compensation by insurance or otherwise;

                           (ii)     By reasonable liquidation of the
                  Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                           (iii)    By cessation of Salary Reduction
                  Contributions under the Plan; or

                           (iv) By other distributions or loans from the Plan or any other qualified retirement plan, or by borrowing from commercial sources on reasonable commercial terms.


                                  ARTICLE VIII

                        NATURE OF PARTICIPANT'S INTEREST

         8.1 No Rights to Employment. Neither the establishment, maintenance or modification of this Plan and its companion Trust Agreement, nor the creation of any account or segregated fund for the purpose of recording a Participant's proportionate interest in Employer contributions to the Trust Fund under such Trust Agreement, nor the payment of any Accrued Benefits to a Participant or Beneficiary shall be construed as giving a Participant or Beneficiary any legal or equitable rights against the Employer or interests in the Trust Fund other than those expressly provided for in this Plan; in addition, no such facts and/or events shall be deemed to constitute a contract between the Employer and any Participant or Beneficiary or, consideration, inducement or condition of employment of any such Participant, and nothing contained in this Plan shall be construed as conferring upon any Participant the right to be retained in the employ of the Employer or interfere with the Employer's right to terminate employment of such Participant at any time with or without cause.

         8.2 No Present Value or Control Over Benefits. No Participant or Beneficiary shall receive anything of present exchangeable value from the Trust Fund or from the Employer in anticipation of or prior to the actual distribution of such Participant's Vested interest therein made pursuant to the terms and conditions of this Plan. In addition, no Participant or Beneficiary shall exercise any control over the investment of the Trust Fund (except for the control permitted by Directed Investment Accounts) or the use or disposition of the Trust Fund by the Trustees.

         8.3      Alienation.

                  (a) Subject to the exceptions provided below, no benefit which shall be payable under this Plan to any person (including a Participant or a Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge to the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustees, except to such extent as may be required by law.

                  (b) This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of the Plan. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such indebtedness shall be paid by the Trustees to the Trustees or the Plan Administrator, at the direction of the Plan Administrator, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Plan Administrator that such indebtedness is to be so paid in whole or part from the Participant's Participation Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against such Participant's Vested Participation Account, such Participant shall be entitled to a review of the validity of the claim in accordance with procedures provided in the Plan.

                  (c) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Plan Administrator under the provisions of the Retirement Equity Act of 1984. The Plan Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

                                   ARTICLE IX

                               PLAN ADMINISTRATION

         9.1 Plan Administrator. Administration of this Plan and responsibility for its interpretation and implementation shall be entrusted to the Plan Administrator.

         9.2 Agent For Service of Process. The Plan Administrator, together with any other person designated by the Employer, shall be the designated agents for service of legal process upon the Plan or Trust.

         9.3 Reports and Statements. The Plan Administrator shall be responsible for the preparation, publication, distribution and filing of all annual reports, Participation Account statements, registration statements, and plan descriptions, required to be given to the Employer, Participants, Beneficiaries or any federal agency by the laws and regulations promulgated thereunder governing this Plan. The Plan Administrator shall be entitled to rely upon all tables, valuations, certificates, reports, notices, opinions, and other information furnished by the Employer, Trustees, any Participant or Beneficiary, or any duly appointed actuary, accountant or legal counsel, for purposes of preparing such reports, statements and descriptions.

         9.4 Determination of Accrued Benefits. The Plan Administrator shall determine the amount of Accrued Benefits which are payable under this Plan, the party or parties entitled to receive distribution of same and shall have the sole and exclusive right to establish such rules and procedures as may reasonably be necessary for the proper and efficient administration of this Plan.

         9.5 Claims Procedure. The Plan Administrator may require any Participant or Beneficiary claiming a right to receive benefits under this Plan to apply for such benefits in writing and to provide satisfactory information to prove the basis of such claim including, but not limited to, date of birth, marital status, social security number, address, or relationship to the Plan or Plan Participant.

         9.6 Appeal Procedure. Whenever a claim for benefits by any Participant or Beneficiary is to be denied, the Plan Administrator shall notify the claimant in writing of such denial and set forth, in a manner calculated to be understood by the claimant, the reasons and relevant Plan provisions upon which the denial is based. The Plan Administrator shall advise the claimant what, if any, additional material or information is necessary to complete the claim.

                  In addition, the Plan Administrator's notice must advise the claimant that, upon his or her written request delivered to the Plan Administrator within sixty (60) days following the date of such notice, the claimant will be given an opportunity to furnish additional material or information relating to any matters in controversy and to request an informal hearing before the Plan Administrator for the purpose of making a complete and impartial review of such issues. If the claimant's request for a hearing is submitted within the time allotted, the Plan Administrator shall set a time and date for conducting the informal hearing at the Plan Administrator's office and the claimant shall be so notified in writing. The date of any such hearing shall be no later than sixty (60) days following the Plan Administrator's receipt of the claimant's request.

                  The Plan Administrator shall fairly and deliberately consider all material and information presented by the Participant or Beneficiary in support of the claim for benefits, but the Plan Administrator shall be guided solely by the provisions of this Plan and the laws governing its operation. The Plan Administrator shall make a final decision with respect to the matters presented at the hearing no later than sixty (60) days following the date of such hearing and provide the Participant or Beneficiary written notice of the decision and the reasons upon which such decision is based.


                                    ARTICLE X

                              BONDING REQUIREMENTS

         Unless otherwise exempted by law, each Fiduciary shall be bonded in an amount not less than ten percent (10%) of the amount of funds such Fiduciary handles; provided, however, that the minimum bond shall be one thousand dollars ($1,000.00) and the maximum bond shall be five hundred thousand dollars ($500,000.00). The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the current Plan Year. The bond shall protect the Plan and Trust Fund against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone, or in connivance with others. The surety issuing such bond shall be a corporate surety company which is an acceptable surety on Federal bonds under authority granted by the Secretary of the Treasury, and the bond shall be in a form approved by the Secretary of Labor. The cost of such bond shall be an expense of administering this Plan and the Trust Fund and may, at the election of the Plan Administrator, be paid from the Trust Fund or by the Employer.


                                   ARTICLE XI

                        AMENDMENT, TERMINATION AND MERGER

         11.1 Amendment. The Employer shall have the right at any time to amend the Plan. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates; no such amendment shall cause any reduction in the amount credited to the account of any Participant or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; and no such amendment which affects the right, duties or responsibilities of the Trustees and Plan

Administrator, respectively, may be made without the written consent of the Trustees or Plan Administrator, as the case may be.

         For purposes of this Section, a Plan amendment which has the effect of
(1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, (2) eliminating an optional form of benefit (as provided in Regulations) or (3) restricting, directly or indirectly, the benefit provided to any Participant prior to the amendment shall be treated as reducing the amount credited to the account of a Participant except that an amendment described in clause (2) (other than an amendment having an effect described in clause (1)) shall not be treated as reducing the amount credited to the account of a Participant to the extent so provided in Regulations.

         11.2 Termination. The Employer presently intends to maintain the Plan and Trust throughout its existence. However, the Employer shall have the right at any time to terminate the Plan by delivering to the Trustees and Plan Administrator written notice of such termination. A complete discontinuance of the Employer's contributions to the Plan shall be deemed to constitute a termination. Upon any termination (full or partial) or complete discontinuance of contributions, all amounts credited to the affected Participants' Participation Accounts (then standing to the credit of such Participants on the books of the Trustees, as determined in the manner prescribed in Article VI) shall become 100% Vested and shall not thereafter be subject to forfeiture and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions of Article VI. Upon such termination of the Plan, the Employer, by written notice to the Trustees and Plan Administrator, may direct either:

                  (a) complete distribution of the assets of the Trust Fund to the Participants in a manner consistent with the requirements of Article VII; or

                  (b) continuation of the Trust created by this agreement and the distribution of benefits at such time and in such manner as though the Plan had not been terminated.

         11.3 Merger or Consolidation. This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other Plan and Trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation.


                                   ARTICLE XII

                      TRUST AGREEMENT AND INVESTMENT POLICY

         12.1 Trust Agreement. Concurrently with the establishment of this Plan, the Employer has entered into a Trust Agreement for the purpose of creating a trust to which Employer contributions shall be made in furtherance of this Plan. The Trust Agreement will incorporate this Plan by reference, together with all amendments made from time to time, and the rights of all persons under this Plan shall be subject to the terms of this Plan and such Trust Agreement.

         12.2     Investment Policy.

                  (a) The Trust is designed and intended to invest primarily in Company Stock.

                  (b) With due regard to Section 12.2(a), the Trustees may also invest funds in other property as described in the Trust Agreement or may hold such funds in cash or cash equivalents.

                  (c) The Trust may not obligate itself to use the proceeds of an Exempt Loan to acquire Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

                  (d) The Trust may not obligate itself to acquire Company Stock acquired with the proceeds of an Exempt Loan under a put option binding upon the Plan except as otherwise explicitly permitted by the Plan.

                  (e) All purchases of Company Stock shall be made at a price which, in the judgment of the Trustees, does not exceed the fair market value thereof. All sales of Company Stock shall be made at a price which, in the judgment of the Trustees, is not less than the fair market value thereof.


                                  ARTICLE XIII

                                     GENERAL

         13.1 Receipt and Release. Full payment of Accrued Benefits in accordance with the terms of this Plan to any Participant, such Participant's legal representative or Beneficiary, or to any guardian or other person appointed for such Participant or Beneficiary, shall be in full satisfaction of all claims hereunder against the Employer, the Plan Administrator and Trustees. As a condition precedent to such payment, the Plan Administrator may, at its discretion, require such Participant or Beneficiary to execute a receipt for the benefits paid and a release of the Employer, the Plan Administrator and the Trustees from any and all claims, demands, rights, and causes of action, known or unknown, which such Participant or Beneficiary then has or may thereafter acquire against them arising out of, existing under or related to establishment, maintenance, operation and/or termination of this Plan and its companion Trust, in such form as the Plan Administrator shall require.

         13.2 Source of Benefits. The Trust Fund shall be the sole source of all benefits provided for in this Plan, and the liability of the Trustees to make any payment hereunder shall be limited to the available assets of the Trust Fund. The Employer does not guarantee any payment of benefits hereunder to any person, and in no event shall the Employer be liable or responsible for the payment of any such benefits. Neither the Trustees, the Plan Administrator nor the Employer in any way guarantee the Trust Fund from loss or depreciation.

         13.3 Information From Participants. Participants, Former Participants, Beneficiaries thereof and anyone claiming hereunder shall supply the Employer and/or the Plan Administrator with such information as may from time to time be requested of them; including, by way of illustration but not of limitation, proof of age, marital status and heirship. The Employer, Plan Administrator and Trustees shall be entitled to rely upon such information for purposes of discharging their respective responsibilities under this Plan and the Trust Agreement, and shall be fully protected against any liability arising from any action taken by them in good faith and reliance upon any such information.

         13.4 Inspection of Plan Documents. The Plan and Trust Agreement, modifications thereof and supplements thereto, may be inspected at the principal office of the Employer during regular business hours, by any Participant, Former Participant or Beneficiary.

         13.5 Restraint on Discretionary Decisions. All provisions of this Plan charging the Employer, Plan Administrator and Trustees to make decisions of a discretionary nature with respect to any matter including, but not limited to, determining the eligibility of Participants, the amount, time or manner of the payment of benefits, and the forfeitability of benefits shall be uniformly and consistently applied to all Employees and Participants in like circumstances, without discrimination.

         13.6 Titles. The titles of Articles and grouping of provisions in this Plan have been inserted and arranged for convenience or reference only and are to be ignored in any construction of the provisions hereof.

         13.7 Rules of Construction. Whenever appropriate, words used in the singular shall include the plural and words used in the masculine shall include the feminine, and vice versa.

         13.8 State Law Governing Plan. This Plan shall be construed, regulated, enforced and administered in accordance with the laws of the State of Tennessee.

         13.9 Intention to Comply With Code. This Plan and its companion Trust are intended to comply with Code Sections 401(a), 501(a) and 4975(e)(7), respectively, and the Employee Retirement Income Security Act of 1974 (ERISA), so as to qualify as an employee stock ownership plan and to qualify for the tax exempt status accorded certain employee benefit plans and trusts under such Code Sections, and any other Section or Sections of the Code relative thereto, and to qualify the Employer's contributions to the Trust Fund established hereunder as tax deductible under Code Section 404. If any provision of this Plan and its companion Trust Agreement is subject to more than one interpretation or any term used therein is subject to more than one construction, such ambiguity shall be resolved in favor of the interpretation or construction which is consistent with this Plan's intention of being so qualified.

         13.10 Action by the Employer. Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

         13.11 Named Fiduciaries and Allocation of Responsibility. The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Plan Administrator and
(3) the Trustees. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the sole authority to appoint and remove the Trustees and the Plan Administrator; to formulate the Plan's funding policy and method; and to amend or terminate, in whole or in part, the Plan. The Plan Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustees shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an investment manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

         13.12 Legal Action. In the event any claim, suit or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustees or the Plan Administrator may be a party, and such claim, suit or proceeding is resolved in favor of the Trustees or Plan Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorneys' fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

         13.13 Securities and Exchange Commission Approval. The Employer may request an interpretative letter from the Securities Exchange Commission stating that the transfers of Company Stock contemplated hereunder do not involve transactions requiring a registration of such Company Stock under the Securities Act of 1933. In the event that a favorable interpretative letter is not obtained, the Employer reserves the right to amend the Plan and Trust retroactively to their Effective Dates in order to obtain a favorable interpretative letter or to terminate the Plan.

         13.14 Indemnification. Neither the Employer, any of its officers or directors, nor the Plan Administrator shall be personally liable for any action or inaction with respect to any duty or responsibility imposed upon such person by the terms of the Plan, unless such action or inaction is judicially determined to be a breach of that person's fiduciary responsibility with respect to the Plan under any applicable law. The Employer may indemnify or purchase insurance to underwrite indemnity for the Plan Administrator and/or the Employer's Board of Directors against any personal liability or expense except for their own gross negligence.


                                   ARTICLE XIV

                                 DIVERSIFICATION

         14.1     Diversification Election for Qualified Participants.

                  (a) Each "qualified Participant" may make a diversification election within ninety (90) days after the close of each Plan Year in the "qualified election period" with respect to at least twenty-five percent (25%) of the Participant's Company Stock Account (to the extent such portion exceeds the amount to which a prior election under this Section 14.1 applies). In the case of the election year in which the Participant can make such Participant's last election, the preceding sentence shall be applied by substituting "fifty percent (50%)" for "twenty-five percent (25%)." A diversification election does not have to be offered if the value of a Participant's Company Stock Account is $500 or less as of the Valuation Date immediately preceding the first day of any qualified election period (or at or below some other higher level established by Regulations or other Treasury rules).

                  (b) The term "qualified Participant" means any Participant who has completed at least ten (10) years of participation under the Plan and has attained age fifty-five (55). The term "qualified election period" means the six (6) Plan Year period beginning with the first Plan Year in which the Participant first becomes a qualified Participant.

         14.2     Methods of Meeting Diversification Requirements of Section
14.1. If a qualified Participant makes a diversification election in accordance with Section 14.1, the Trustees shall:

                  (a) offer the Participant a distribution of the value (determined as of the last preceding Valuation Date) of the portion of such Participant's Participation Account covered by the election in the form of Company Stock or cash (as determined by the Plan Administrator in a uniform and nondiscriminatory manner) to be made within ninety (90) days after the period during which the election may be made; or

                  (b) establish a Directed Investment Account with the portion of such Participant's Participation Account covered by the election, and offer such Participant at least three (3) investment options (not inconsistent with Regulations), and invest such account accordingly within ninety (90) days after the period during which the election may be made.

         14.3     Diversification Election for All Participants.

                  (a) Effective upon resolution of the Board of Directors of the Plan Administrator, subject to the terms and conditions set forth herein, each Participant may make a diversification election in accordance with the terms hereof of up to twenty-five percent (25%) of the Participant's Participation Account in increments of 10% in and among the investment funds provided by the Employer; provided, however, the foregoing twenty-five percent (25%) limit shall be reduced by any amount with respect to which a diversification election has been made pursuant to section 14.1 hereof.

                  (b) Each Participant shall be entitled to make an initial election at the time of enrollment in the Plan. Until the Participant makes a new election, the initial election shall remain in effect and shall apply to all present and future allocations to the Participant's Company Account. A Participant shall be entitled to change his election in accordance with subparagraph (c). Should a Participant fail to make an initial election for his Company Stock Account to be invested in any investment fund or combination of investment funds or fail to make an election with respect to twenty-five percent (25%) of the Participant's Company Stock Account, such undesignated amount shall be invested in the discretion of the Plan Administrator in accordance with the terms of the Plan. The Trustees shall establish a Directed Investment Account with the portion of a Participant's Participation Account covered by an election hereunder.

                  (c) Each Participant shall be entitled to transfer assets between and among investment funds. Such election to transfer assets shall specify the percentage of the Participant's Participation Account balance to be transferred and shall specify the funds involved. Each Participant shall be entitled to elect such transfer as described herein in accordance with procedures established by the Plan Administrator. Changes in investment elections by Participants hereunder shall become effective at such time or times as the Plan Administrator, in a uniform and nondiscriminatory manner, may determine.

                  (d) Each election made pursuant to this Section shall be made in such manner and at such time or times as the Plan Administrator in its sole discretion may determine.


                                   ARTICLE XV

                              TOP HEAVY PROVISIONS

         15.1 Top Heavy Plan Requirements. For any Plan Year in which the Plan is Top Heavy, the Plan shall provide the special minimum allocations and special vesting required by Code Section 416(c).

         15.2     Determination of Top Heavy Status.

                  (a) This Plan shall be a Top Heavy Plan for any Plan Year in which, as of the Determination Date, the Top-Heavy Ratio exceeds sixty percent (60%).

                  (b) Top-Heavy Ratio: The Top-Heavy Ratio is (1) the Present Value of Accrued Benefits of Key Employees and the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, to (2) the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group. If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the five-year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan.

                  (c) Aggregate Account: A Participant's Aggregate Account as of the Determination Date is the sum of:

                           (i) the Participant's Participation Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

                           (ii) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year;

                           (iii) any Plan distributions made within the Plan Year that includes the Determination Date or within the four
                  (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Participation Account balance as of the valuation date. Distributions from the Plan (including the cash value of life insurance policies) of a Participant's Participation Account balance because of death shall be treated as a distribution for the purposes of this paragraph.

                           (iv) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as a part of the Participant's Participation Account balance.

                           (v) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Participation Account balance.

                           (vi) For purposes of determining whether two employers are to be treated as the same employer in (4) and
                  (5) above, all employers aggregated under Code Section 414(b),
                  (c) or (m) are treated as the same employer.

                  (d) Aggregation Group: Aggregation Group means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                           (i) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group. In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                           (ii) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group. In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive

                  Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                           (iii) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

                           (iv) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

                  (e) Determination Date: Determination Date means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

                  (f) Present Value of Accrued Benefits: In the case of a defined benefit plan, the Present Value of Accrued Benefits for a Participant other than a Key Employee shall be as determined using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

                  (g) Top Heavy Group: Top Heavy Group means an Aggregation Group in which, as of the Determination Date, the sum of:

                           (i) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

                           (ii) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.

                  (h) Notwithstanding the above, all top heavy determinations made under this Section shall be consistent with Code Section 416 and the Regulations and rulings thereunder.

         15.3     Special Minimum Allocations.

                  (a) Notwithstanding any other provision of this Plan, for any Plan Year in which the Plan is Top Heavy, the sum of the Employer Contributions and Forfeitures allocated to each Non-Key Employee's Participation Account shall be equal to at least three percent (3%) of such Non-Key Employee's 415 Compensation. However, if (1) such allocation is less than three percent (3%), and (2) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Sections 401(a)(4) or 410, such allocation must only be equal to the largest percentage allocated to any Key Employee's Participation Account.

                  (b) If the Employer is required to make an additional contribution to satisfy (a) above, such additional amount shall be treated in all respects as an Employer contribution under Section 4.1.

                  (c) No minimum allocation under (a) above shall be required in this Plan for any Non-Key Employee who participates in another defined contribution plan subject to Code Section 412 providing such benefits included with this Plan in a Required Aggregation Group.

                  (d) For purposes of the minimum allocation under (a) above, the percentage allocated to a Key Employee's Participation Account shall be equal to the ratio of the sum of the Employer contributions and Forfeitures allocated on behalf of such Key Employee divided by the 415 Compensation for such Key Employee.

                  (e) For any Plan Year in which the Plan is Top Heavy, the minimum allocations under (a) above shall be allocated to all Participation Accounts for those Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have failed to complete a Year of Service.

                  (f) Notwithstanding the above, the minimum allocations under (a) shall be made only to the Employees required to receive such allocations by Code Section 416 and the Regulations thereunder.


                                   ARTICLE XVI

                             PARTICIPATING EMPLOYERS

         16.1 Adoption by Other Employers. With the consent of CCA Prison Realty Trust, any other corporation or entity, whether an affiliate or subsidiary or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

         16.2     Requirements of Participating Employers.

                  (a) Each such Participating Employer shall be required to use the same Trust Agreement as provided in this Plan, and shall be bound thereby and be bound by any subsequent amendments thereto.

                  (b) The Trustees may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof.

                  (c) The transfer of any Participant from or to an Employer participating in this Plan, whether such Participant be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Participation Account as well as accumulated service time with the transferor or predecessor, and length of participation in the Plan, shall continue to such Participant's credit.

                  (d) All rights and values forfeited by termination of employment shall inure only to the benefit of the Employee-Participants of the particular Employer by which the forfeiting Participant was employed, except if the Forfeiture is for an Employee whose Employer is a member of an affiliated or controlled group, then said Forfeiture shall inure to the benefit of the Employee-Participants of the entire affiliated or controlled group. Should an Employee of one ("First") Employer be transferred to an associated ("Second") Employer (the Employer, an affiliate or subsidiary), such transfer shall not cause any portion of such person's Participation Account (generated while an Employee of "First" Employer) in any manner, or by any amount to be forfeited. Such Employee's Participation Account for all purposes of the Plan, including length of service, shall be considered as though such person had always been employed by the "Second" Employer and as such had received contributions, forfeitures, earnings or losses, and appreciation or depreciation in value of assets totaling the amount so transferred.

                  (e) Any expenses of the Trust which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Participating Employer bears to the total standing to the credit of all Participants.

         16.3 Designation of Agent. Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustees and Plan Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably CCA Prison Realty Trust as its agent.

         16.4 Employee Transfers. It is anticipated that an Employee may be transferred between Employers, and in the event of any such transfer, the Employee involved shall continue to all accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Employer from whom the Employee was transferred.

         16.5 Participating Employer's Contribution. Any contribution or Forfeiture subject to allocation during each Plan Year shall be allocated among all Participants of all Employers in accordance with the provisions of this Plan. On the basis of the information furnished by the Plan Administrator, the Trustees shall keep separate books and records concerning the affairs of each Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer.

         16.6 Amendment. Amendment of this Plan shall only be by the written adoption of such amendment by CCA Prison Realty Trust. Each Participating Employer shall be deemed to consent to any such amendment.

         16.7 Discontinuance of Participation. Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustees. The Trustees shall thereafter transfer, deliver and assign Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees. If no successor is designated, the Trustees shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

         16.8 Plan Administrator's Authority. The Plan Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.


                                  ARTICLE XVII

                             VOTING OF COMPANY STOCK

         17.1 General. If the Employer has a registration-type class of securities (as defined in Section 17.2 below), each Participant (or Beneficiary) shall be entitled to direct the Trustee as to the manner in which Company Stock allocated to the Account of such Participant (or Beneficiary) is to be voted with respect to all corporate matters submitted to shareholders. If the Employer does not have a registration-type class of securities, each Participant (or Beneficiary) shall be entitled to direct the Trustee as to the manner in which Company Stock allocated to the Account of such Participant (or Beneficiary) is to be voted with respect to the matters set forth in Code Section 409(e)(3), and on all other matters the Plan Administrator shall be entitled to direct the Trustee as to the manner in which all Company Stock held by the Trust is to be voted. The Plan Administrator shall be entitled to direct the Trustee as to the manner in which all shares held in the Unallocated Company Stock Expense Account, and all allocated shares of Company Stock as to which no voting instructions have been received, are to be voted.

         17.2 Definition of Registration-Type Class of Securities. For purposes of this Section XI, the term "registration-type class of securities" shall have the meaning set forth in Code Section 409(e)(4).

         IN WITNESS WHEREOF, the Employer and Prison Realty Management, Inc., a wholly owned subsidiary of the Employer, as a Participating Employer, have caused this Plan to be executed as of this day of September, 1997.

                                            CCA PRISON REALTY TRUST,
                                            a Maryland real estate
                                            investment trust



                                            By:
                                                -----------------------------
                                            Its:
                                                -----------------------------

ATTEST:


---------------------------------
Secretary/Assistant Secretary


                                            PRISON REALTY MANAGEMENT, INC.,
                                            a Tennessee corporation



                                            By:
                                                -----------------------------

                                            Its:
                                                -----------------------------

ATTEST:


---------------------------------
Secretary/Assistant Secretary